UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 7, 2026

BLACK SPADE ACQUISITION III CO
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3955 1316

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value, included as part of the units	BIII	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50, included as part of the units	BIIIW	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	BIIIU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2026 to correct the date of the report on the cover page and to make typographical corrections to Exhibit 99.1 due to a clerical error.

Item 8.01. Other Events

On January 7, 2026, Black Spade Acquisition III Co (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including 2,250,000 units issued pursuant to the full exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sales of 8,150,000 warrants (the “Private Placement Warrants”), including the sale of 7,000,000 Private Placement Warrants to Black Spade Sponsor LLC III (the “Sponsor”) at a purchase price of $0.50 per Private Placement Warrant, generating gross proceeds to the Company of $3,500,000 and the sale of 1,150,000 Private Placement Warrants to the Underwriters at a purchase price of $0.50 per Private Placement Warrant, generating gross proceeds to the Company of $575,000.

A total of $172,500,000, comprised of $170,663,000 of the net proceeds from the IPO and $1,837,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of January 7, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet, as of January 7, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2026

BLACK SPADE ACQUISITION III CO

By:	/s/ Chi Wai Dennis Tam
Chi Wai Dennis Tam
Executive Chairman and Co-Chief Executive Officer